Exhibit 10.2
------------

                                                                  EXECUTION COPY

                                 AMENDMENT No. 2

         AMENDMENT NO. 2 (this "Amendment"), dated as of October 21, 1999, among: BARNES & NOBLE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders named under the caption "Lenders" on the signature pages hereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, in its capacity as Swingline Bank under
Section 2.01(b) of the Credit Agreement (in such capacity, together with its successors in such capacity, the "Swingline Bank"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         The Company, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of November 18, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $850,000,000. In connection with the proposed acquisition by the Company (or one of its Subsidiaries) of Babbage's Etc. (as hereinafter defined), the Company, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Use of Defined Terms; Rules of Usage. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Section 1 of the Credit Agreement for all purposes hereof, including all recitals set forth above; and the rules of interpretation set forth in Section 1 of the Credit Agreement shall apply to this Amendment.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION 2.1 New Definitions. Section 1.01 of the Credit Agreement is hereby amended to insert therein in the appropriate alphabetical order the following definitions:

                  "'Babbage's Etc. Acquisition' shall mean the acquisition by the Company or one of its Subsidiaries of all of the membership interests in Babbage's Etc. for a consideration consisting of cash payable upon the consummation of the acquisition of up to $215,000,000, cash payable in 2001 of up to $10,000,000, cash payable in 2002 of up to $10,000,000 and an additional amount, not to exceed $50,000,000, to repay in full outstanding Indebtedness under Babbage's Etc.'s existing revolving credit facility.

                  "'Babbage's Etc.' shall mean Babbage's Etc. LLC, a limited liability company organized under the laws of the state of Delaware."

                  "'Subordinated Debt' shall mean Indebtedness of the Obligors in an aggregate principal amount not to exceed $300,000,000,

                           (a) which has no scheduled amortization on or prior to the Revolving Credit Commitment Termination Date;

                           (b) which is subordinated to the prior payment in
                  full in cash of the obligations of the Obligors hereunder and under the other Basic Documents such that (i) no payments in respect of any such Indebtedness (whether principal, interest or otherwise, but excluding certain subordinated securities received in connection with a bankruptcy reorganization of an Obligor and excluding payments made from a sinking, defeasance or similar fund) may be made while any amount under the Credit Agreement or any other Basic Document is due and unpaid, and
                  (ii) no payments (excluding certain subordinated securities received in connection with a bankruptcy reorganization of an Obligor and excluding payments made from a sinking, defeasance or similar fund) in respect of any such Indebtedness may be made during any 179-day period commencing on notice being given to the trustee for the holders of such Indebtedness of the occurrence of any Event of Default (other than a payment default described in the foregoing clause (c)(i)), subject to then-customary limitations on the number of such periods;

                           (c) the terms and conditions of which will not
                  restrict any of the Obligors from creating any Liens upon any of their respective Properties, whether now owned or hereafter acquired, securing the obligations of the Obligors under this Agreement and the other Basic Documents;

                           (d) the terms and conditions of which do not contain
                  any provision permitting the maturity of such Indebtedness to be accelerated upon the occurrence of a Default hereunder or Event of Default hereunder (but which may contain a provision permitting acceleration of such Indebtedness upon the acceleration of the Loans hereunder);

                           (e) the terms and conditions of which contain
                  covenants which are no more restrictive to the Obligors than the covenants in this Agreement; and

                           (f) the other covenants and events of default of
                  which (when taken as a whole) substantially reflect then-current market terms and conditions for similar issues of subordinated Indebtedness."

         SECTION 2.2 Amendment to Definitions. The definition of "Interest Rate Protection Agreement" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Interest Rate Protection Agreement' shall mean, for any Person, a swap, cap, collar or option agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest rate or other risks either generally or under specific contingencies."

         SECTION 2.3. Amendment to Sublimit for Letters of Credit. Section 2.03 of the Credit Agreement is hereby amended by deleting the figure "$45,000,000" from clause (ii) of the first paragraph of Section 2.03 therein and replacing the same with the figure "$100,000,000".

         SECTION 2.4. Amendment to Prohibition of Fundamental Changes. Section
9.05 of the Credit Agreement is hereby amended by deleting the period at the end of clause (d)(v) therein and replacing the same with "; and" and (b) by adding the following immediately after clause (d)(v) therein:

                  "(vi) the Company or any Subsidiary of the Company may convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, the gamestop.com. division of Babbage's Etc."

         SECTION 2.5.  Amendment to Limitation on Indebtedness.

         (a) Section 9.07 of the Credit Agreement is hereby amended by (a) deleting the period at the end of clause (i) therein and replacing the same with "; and" and (b) by adding the following immediately after clause (i) therein:

                  "(j) Subordinated Debt."

         (b) Section 9.12 of the Credit Agreement is hereby amended: (a) by adding the words "or any Subordinated Debt" after the words "Senior Subordinated Debt" and (b) by adding the words "or the documents governing such Subordinated Debt" after the words "Senior Subordinated Debt Documents."

         SECTION 2.6. Amendment to Limitation on Investments. Section 9.08 of the Credit Agreement is hereby amended by:

         (a) adding the following language immediately following the first appearance of the word "to" in clause (j) therein:

                  "(x) the Babbage's Etc. Acquisition and (y)";

         (b) by deleting the figure "$150,000,000" from clause (i) of subparagraph (j) therein and replacing the same with the figure "$250,000,000"; and

         (c) by deleting the figure "$75,000,000" from clause (iii) of subparagraph (g) therein and replacing the same with the figure "$100,000,000".

         SECTION 2.7. Amendment to Limitation Dividend Payments. Section 9.09 of the Credit Agreement is hereby amended by deleting the figure "$50,000,000" from clause (ii)(x) of subparagraph (b) therein and replacing the same with the figure "$200,000,000".



                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties. The Company represents and warrants to the Lenders as follows:

         (a) that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment; and

         (b) no Default has occurred and is continuing.

                                   ARTICLE IV

                     CONDITIONS PRECEDENT TO AMENDMENT NO. 2

         SECTION 4.1 Conditions Precedent. This Amendment and all amendments to the Credit Agreement as provided for herein shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  (a) Execution. This Amendment shall have been duly executed and delivered by each Obligor, the Administrative Agent, the Swingline Bank and the Majority Lenders.

                  (b) Purchase Agreement. The Administrative Agent shall have received certified copies of each agreement governing the Babbage's Etc. Acquisition, together with all schedules and exhibits attached thereto.

                  (c) Release of Liens, Etc. Any outstanding Indebtedness of Babbage's Etc. (including all interest, prepayment premiums and other amounts payable in connection therewith, but excluding any Indebtedness of Babbage's Etc. that will remain outstanding after the Babbage's Etc. Acquisition and is permitted to be outstanding under Section 9.07 of the Credit Agreement) shall have been paid in full, and all Liens securing payment of any such Indebtedness shall have been released and the Agent shall have received appropriate Uniform Commercial Code Termination Statements, or other appropriate instruments, evidencing such releases. In addition, the Agent shall have received the results of appropriate Uniform Commercial Code searches with respect to Babbage's Etc.

                  (d) Corporate Documents; Etc. The Administrative Agent shall have received the documents described in Section 7.01(a) of the Credit Agreement with respect to Babbage's Etc., and with respect to any intermediate corporation through which the Company will hold the membership interests in Babbage's Etc. (a "Corporate Member"), together with the certificates representing the capital stock or any other equity interest of Babbage's Etc. and such Corporate Member, duly endorsed in blank in pledge to the Administrative Agent, and such duly executed Uniform Commercial Code financing statements as the Administrative Agent shall have requested in order to perfect the security interests in Property of Babbage's Etc. and such Corporate Member created pursuant to the Security Agreement.

                  (e) Consents, Etc. The Administrative Agent shall have received certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to the Babbage's Etc. Acquisition, including evidence of compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  (f) Security Agreement. An Amendment to the Security Agreement, substantially in the form of Exhibit A hereto, shall have been duly authorized, executed and delivered by the Company, the Subsidiary Guarantors (including Babbage's Etc. and any Corporate Member) and the Administrative Agent.

                  (g) Joinder. A joinder agreement, substantially in the form of Exhibit B hereto, shall have been duly authorized, executed and delivered by Babbage's Etc. and any Corporate Member.

                  (h) Litigation. A certificate of a senior officer of the Company to the effect that, on and as of the date of the Babbage's Etc. Acquisition, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory agency, pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries that would reasonably be likely to have, either individually or in the aggregate, a Material Adverse Effect.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1 Amendment Fee. The Company promises to pay to each Lender that executes this Amendment on or prior to October 26, 1999 a fee in an amount equal to 1/10 of 1% of such Lender's Revolving Credit Commitment on such day.

         SECTION 5.2 Entire Agreement. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect (except that each reference in the Credit Agreement to "this Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment).

         SECTION 5.3 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         SECTION 5.4 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       BARNES & NOBLE, INC.


                                       By: /s/Michael Archbold
                                         -----------------------
                                          Name: Michael Archbold
                                          Title: Vice President, Treasurer

                                       SUBSIDIARY GUARANTORS
                                       ---------------------

                                       B. DALTON BOOKSELLER, INC.


                                       By: /s/Michael Archbold
                                         -----------------------
                                         Name: Michael Archbold
                                         Title: Vice President, Treasurer

                                       BARNES & NOBLE BOOKSELLERS, INC.


                                       By: /s/Michael Archbold
                                         -----------------------
                                         Name: Michael Archbold
                                         Title: Vice President, Treasurer

                                       MARBORO BOOKS CORP.


                                       By: /s/Michael Archbold
                                         -----------------------
                                         Name: Michael Archbold
                                         Title: Vice President, Treasurer

                                       DOUBLEDAY BOOK SHOPS, INC.


                                       By: /s/Michael Archbold
                                         -----------------------
                                         Name: Michael Archbold
                                         Title: Vice President, Treasurer

                                       CCI HOLDINGS, INC.


                                       By: /s/Michael Archbold
                                         -----------------------
                                         Name: Michael Archbold
                                         Title: Vice President, Treasurer

                                       LENDERS

                                       THE CHASE MANHATTAN BANK


                                       By: /s/Barry K. Bergman
                                         -----------------------
                                         Name:  Barry K. Bergman
                                         Title:Vice President

                                       CIBC INC.


                                       By: /s/ Katherine Bass
                                         -----------------------
                                         Name:  Katherine Bass
                                         Title:Executive Director

                                       ING (U.S.) CAPITAL LLC


                                       By: /s/ Bill Redmond
                                         -----------------------
                                         Name:  William B. Redmond
                                         Title:Vice President

                                       THE BANK OF NOVA SCOTIA


                                       By:  /s/ J. Alan Edwards
                                         -----------------------
                                         Name:  J. Alan Edwards
                                         Title:Authorized Signatory

                                       FIRST UNION NATIONAL BANK


                                       By:  /s/ John A. Ginter
                                         -----------------------
                                         Name:  John A. Ginter
                                         Title:Vice President

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By: /s/ J. Kenneth Biegen
                                         -----------------------
                                         Name:  J. Kenneth Biegen
                                         Title:Senior Vice President

                                       COoPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", New York Branch

                                       By:
                                        Name:
                                        Title:

                                       By:
                                        Name:
                                        Title:

                                       MELLON BANK, N.A.


                                       By: /s/Richard J. Schaich
                                         -----------------------
                                         Name:  Richard J. Schaich
                                         Title:Vice President

                                       DEUTSCHE BANK AG, New York Branch
                                        and/or Cayman Islands Branch

                                       By: /s/William W. McGinty
                                         -----------------------
                                         Name:  William W. McGinty
                                         Title:Director

                                       By:  /s/Alexander Karow
                                         -----------------------
                                         Name:  Alexander Karow
                                         Title:Assistant Vice President

                                       DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG


                                       By: /s/Sabine Wendt
                                         -----------------------
                                         Name:  Sabine Wendt
                                         Title:Assistant Vice President

                                       By:   /s/Wolfgang Bollmann
                                         -----------------------
                                         Name:Wolfgang Bollmann
                                         Title:Senior Vice President

                                       HIBERNIA NATIONAL BANK


                                       By: /s/Troy J. Villafarra
                                         -----------------------
                                         Name:  Troy J. Villafarra
                                         Title:Senior Vice President

                                       MERITA BANK PLC, New York Branch

                                       By: /s/Frank Maffei
                                         -----------------------
                                         Name:  Frank Maffei
                                         Title:Vice President

                                       By: /s/Clifford Abramsky
                                         -----------------------
                                         Name:  Clifford Abramsky
                                         Title:Vice President

                                       CREDIT LYONNAIS, New York Branch

                                       By: /s/Scott R. Chappelka
                                         -----------------------
                                         Name:  Scott R. Chappelka
                                         Title:Vice President

                                       THE BANK OF NEW YORK


                                       By: /s/Howard F. Bascom
                                         -----------------------
                                         Name:  Howard F. Bascom
                                         Title:Vice President

                                       MERCANTILE BANK OF ST. LOUIS


                                       By: /s/Amanda Smith
                                         -----------------------
                                         Name:  Amanda Smith
                                         Title:Officer

                                       STB DELAWARE FUNDING TRUST  I


                                       By:
                                        Name:
                                        Title:

                                       SUMMIT BANK

                                       By: /s/Christopher P. Kleczkowski
                                         -------------------------------
                                         Name:  Christopher P. Kleczkowski
                                         Title:Vice President

                                       WELLS FARGO BANK N.A.


                                       By: /s/Theodoro L. O'Sullivan
                                         -------------------------------
                                         Name:  Theodoro L. O'Sullivan
                                         Title:Vice President and Relationship
                                               Manager

                                       By: /s/Bradley A. Hardy
                                         -------------------------------
                                         Name:  Bradley A. Hardy
                                         Title:Vice President

                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                       By:
                                        Name:
                                        Title:

                                       THE FUJI BANK, LIMITED,
                                        New York Branch

                                       By: /s/Teiji Teramoto
                                         -------------------------------
                                         Name:  Teiji Teramoto
                                         Title:Vice President and Manager

                                       ABN-AMRO BANK, N.V.

                                       By: /s/Tracie Elliot
                                         -------------------------------
                                         Name:Tracie Elliot
                                         Title:Vice President

                                       By: /s/Bruce Ballentine
                                         -------------------------------
                                         Name:  Bruce Ballentine
                                         Title:Group Vice President

                                       FIRST HAWAIIAN BANK


                                       By: /s/Charles L. Jenkins
                                         -------------------------------
                                         Name:  Charles L. Jenkins
                                         Title:Vice President, Manager

                                       THE SUMITOMO BANK, LIMITED,
                                        New York Branch

                                       By: /s/Edward D. Henderson Sr.
                                         -------------------------------
                                         Name:  Edward D. Henderson Sr.
                                         Title:Senior Vice President


                                       IBJ WHITEHALL BANK & TRUST COMPANY


                                       By: /s/Mark H. Minter
                                         -------------------------------
                                         Name:  Mark H. Minter
                                         Title:Managing Director

                                       BANK OF MONTREAL

                                       By: /s/R.J. McClorey
                                         -------------------------------
                                         Name:R.J. McClorey
                                         Title:Director

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                        Name:
                                        Title:

                                       Allfirst Bank, formerly known as
                                       THE FIRST NATIONAL BANK OF MARYLAND

                                       By: /s/Stewart T. Shettle
                                         -------------------------------
                                         Name:  Stewart T. Shettle
                                         Title:Vice President

                                       FLEET NATIONAL BANK


                                       By: /s/Thomas J. Bullard
                                         -------------------------------
                                         Name:  Thomas J. Bullard
                                         Title:Vice President

                                       SAKURA BANK, LIMITED


                                       By: /s/Yoshikazu Nagura
                                         -------------------------------
                                         Name:  Yoshikazu Nagura
                                         Title:Senior Vice President

                                       THE SANWA BANK LIMITED


                                       By:
                                        Name:
                                        Title:

                                       SUNTRUST BANK, ATLANTA


                                       By: /s/W. David Wisdom
                                         -------------------------------
                                         Name:W. David Wisdom
                                         Title:Vice President

                                       By:
                                        Name:
                                        Title:

                                       TOKAI BANK, LTD.


                                       By:
                                        Name:
                                        Title:

                                       WACHOVIA CORPORATE SERVICES, INC.


                                       By: /s/Jennifer A. Mooney
                                         -------------------------------
                                         Name:  Jennifer A. Mooney
                                         Title:Vice President

                                       BANK ONE NA

                                       By: /s/John Runger
                                         -------------------------------
                                         Name:John Runger
                                         Title:Senior Vice President

                                       HSBC BANK USA

                                       By: /s/Anna Yuen
                                         -------------------------------
                                         Name:Anna Yuen
                                         Title:Assistant Vice President

                                       SWINGLINE BANK

                                       THE CHASE MANHATTAN BANK


                                       By: /s/Barry K. Bergman
                                         -------------------------------
                                         Name:  Barry K. Bergman
                                         Title:Vice President

                                       ADMINISTRATIVE AGENT

                                       THE CHASE MANHATTAN BANK


                                       By: /s/Barry K. Bergman
                                         -------------------------------
                                         Name:  Barry K. Bergman
                                         Title:Vice President